STATEMENT OF ADDITIONAL INFORMATION
                                  July 30, 2002


                      (as Supplemented November 8, 2002)


                           THE PERKINS DISCOVERY FUND
                          THE PERKINS OPPORTUNITY FUND
                                each a series of
                        PROFESSIONALLY MANAGED PORTFOLIOS
                   730 East Lake Street Wayzata, MN 55391-1713
                   (800) 280-4779 toll free or (612) 473-8367

     This Statement of Additional Information ("SAI") is not a prospectus and it should be read in conjunction with the Prospectus dated July 30, 2002, as may be revised, of The Perkins Discovery Fund and The Perkins Opportunity Fund (each a "Fund" and collectively the "Funds"), each a series of Professionally Managed Portfolios (the "Trust"). Perkins Capital Management, Inc. (the "Advisor") is the investment adviser to the Funds. A copy of the Funds' Prospectus is available by calling either of the numbers above.

     The Funds' financial statements for the fiscal year ended March 31, 2002, are incorporated herein by reference to the Funds' Annual Report dated March 31, 2002. A copy of the Annual Report may be obtained without charge by calling or writing the Funds as shown above.

                                TABLE OF CONTENTS

THE TRUST......................................................................2
INVESTMENT OBJECTIVES AND POLICIES.............................................2
INVESTMENT RESTRICTIONS.......................................................12
DISTRIBUTIONS AND TAX INFORMATION.............................................14
TRUSTEES AND EXECUTIVE OFFICERS...............................................17
THE FUNDS' INVESTMENT ADVISOR.................................................20
SERVICE PROVIDERS.............................................................22
PRINCIPAL UNDERWRITER AND DISTRIBUTOR.........................................23
EXECUTION OF PORTFOLIO TRANSACTIONS...........................................24
PORTFOLIO TURNOVER............................................................27
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION................................27
DETERMINATION OF SHARE PRICE..................................................30
PERFORMANCE INFORMATION.......................................................31
GENERAL INFORMATION...........................................................34
FINANCIAL STATEMENTS..........................................................35
APPENDIX......................................................................37


                                    THE TRUST

     The Trust is an open-end management investment company organized as a Massachusetts business trust. The Trust consists of various series which represent separate investment portfolios. This SAI relates only to the Funds.

     The Trust is registered with the Securities and Exchange Commission ("SEC") as a management investment company. Such registration does not involve supervision by the SEC of the management or policies of the Funds. The Prospectus of the Funds and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee, or may be accessed via the world wide web at http://www.sec.gov.

                       INVESTMENT OBJECTIVES AND POLICIES


     Each Fund is a mutual fund with the investment objective of seeking capital appreciation. There can be no assurance the objective of either Fund will be attained.

     Each Fund is diversified. This means that under the Investment Act of 1940 (the "1940 Act"), each Fund must invest at least 75% of its assets in cash and cash items, U.S. Government securities, investment company securities and other securities limited as to any one issuer to not more than 5% of the total assets of the investment company and not more than 10% of the voting securities of the issuer.

     Under applicable federal laws, the diversification of a mutual fund's holdings is measured at the time the fund purchases a security. However, if a Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund's total assets due to movements in the financial markets. If the market affects several securities held by a Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers. In such case, a Fund would be subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite the Fund qualifying as a diversified fund under applicable federal securities laws. Furthermore, to the extent that these few securities represent a particular type of investment (e.g. securities of small- or medium-size companies) a Fund would be disproportionately subject to the risks associated with that investment.


     The discussion below supplements information contained in the Funds' Prospectus as to investment policies of the Funds.


     Equity Securities. The Funds will invest in equity securities consistent with each Fund's investment objective and strategies. An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities. Equity securities, such as common stocks, represent shares of ownership of a corporation. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. Please see "Preferred Stock" below. Some preferred stocks may be convertible into common stock. Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Please see "Convertible Securities and Warrants" below.

     To the extent a Fund invests in the equity securities of small- or medium-size companies, it will be exposed to the risks of smaller sized companies. Small and medium-size companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies. Furthermore, those companies often have limited product lines, or services, markets, or financial resources, or are dependent on a small management group. In addition, because these stocks are not well-known to the investing public, do not have significant institutional ownership, and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether based on fundamental analysis, can decrease the value and liquidity of securities held by a Fund. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund's portfolio.


Preferred Stock

     A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Convertible Securities and Warrants

     The Funds may invest in convertible securities and warrants, or similar rights. A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

     A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund's entire investment therein).

Repurchase Agreements

     Each Fund may enter into repurchase agreements. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the U.S. Government security itself. Such repurchase agreements will be made only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation or with Government securities dealers recognized by the Federal Reserve Board and registered as broker-dealers with the SEC or exempt from such registration. Each Fund will generally enter into repurchase agreements of short durations, from overnight to one week, although the underlying securities generally have longer maturities. Each Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the value of its net assets would be invested in illiquid securities including such repurchase agreements.

     For purposes of the Investment Company Act of 1940 (the "1940 Act"), a repurchase agreement is deemed to be a loan from a Fund to the seller of the U.S. Government security subject to the repurchase agreement. It is not clear whether a court would consider the U.S. Government security acquired by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the U.S. Government security before its repurchase under a repurchase agreement, a Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or a decline in price of the U.S. Government security. If a court characterizes the transaction as a loan and a Fund has not perfected a security interest in the U.S. Government security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for a Fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the other party, in this case the seller of the U.S. Government security.

     Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, a Fund will always receive as collateral for any repurchase agreement to which it is a party securities acceptable to it, the market value of which is equal to at least 100% of the amount invested by the Fund plus accrued interest, and the Fund will make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its Custodian. If the market value of the U.S. Government security subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund will direct the seller of the U.S. Government security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

Illiquid Securities

     Neither Fund may invest more than 15% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. The Adviser will monitor the amount of illiquid securities in each Fund's portfolio, under the supervision of the Trust's Board of Trustees, to ensure compliance with each Fund's investment restrictions.

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days. A Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. These securities might be adversely affected if qualified institutional buyers were unwilling to purchase such securities. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the SEC under the Securities Act, the Trust's Board of Trustees may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.

When-Issued Securities

     Each Fund is authorized to purchase securities on a "when-issued" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase; during the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to the Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income; however, it is each Fund's intention to be fully invested to the extent practicable and subject to the policies stated above. While when-issued securities may be sold prior to the settlement date, any purchase of such securities would be made with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the when-issued securities may be more or less than the purchase price. Each Fund does not believe that its net asset value or income will be adversely affected by its purchase of securities on a when-issued basis. Each Fund will segregate liquid assets with its Custodian equal in value to commitments for when-issued securities. Such segregated assets either will mature or, if necessary, be sold on or before the settlement date.

Securities Lending

     Although each Fund's objective is capital appreciation, each Fund reserves the right to lend its portfolio securities in order to generate additional income. Securities may be loaned to broker-dealers, major banks or other recognized domestic institutional borrowers of securities who are not affiliated with the Advisor or Distributor and whose creditworthiness is acceptable to the Advisor. The borrower must deliver to a Fund cash or cash equivalent collateral, or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the loaned securities at all times during the loan, marked to market daily. During the time the portfolio securities are on loan, the borrower pays a Fund any interest paid on such securities. A Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income if the borrower has delivered equivalent collateral or a letter of credit. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. Loans are subject to termination at the option of a Fund or the borrower at any time. It is not anticipated that more than 5% of the value of a Fund's portfolio securities will be subject to lending.

Short Sales

     Each Fund may seek to hedge investments or realize additional gains through short sales. A Fund may make short sales, which are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A Fund also will incur transaction costs in effecting short sales.

     A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased by the amount of the premium, dividends, interest, or expenses that the Fund may be required to pay in connection with a short sale.

     No securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of a Fund's net assets.

     Whenever a Fund engages in short sales, its custodian will segregate liquid assets equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any assets required to be deposited with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily, provided that at no time will the amount deposited in it plus the amount deposited with the broker be less than the market value of the securities at the time they were sold short.

Leverage Through Borrowing

     Each Fund may borrow money for leveraging purposes. Leveraging creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on a Fund's portfolio. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Leveraging will create interest expenses for a Fund which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, a Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a Fund will be less than if leveraging were not used, and therefore, the amount available for distribution to stockholders as dividends will be reduced.

Foreign Investments

     Each Fund may invest up to 10% of its total assets in U.S. dollar denominated securities of foreign issuers, including Depositary Receipts. In addition, each Fund may also invest without limit in securities of foreign issuers which are listed and traded on a domestic national securities exchange.

     American Depositary Receipts, European Depositary Receipts and Global Depository Receipts. Among the means through which the Funds may invest in foreign securities is the purchase of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), and Global Depository Receipts ("GDRs"). Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs and GDRs, in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and Global receipts evidencing a similar arrangement. ADRs, EDRs, and GDRs may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.

     Risks of Foreign Securities. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. The euro conversion, that will take place over a several-year period, could have potential adverse effects on a Fund's ability to value its portfolio holdings in foreign securities, and could increase the costs associated with a Fund's operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, generally are higher than for U.S. investments.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may invoke increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It also may be difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that an Advisor will be able to anticipate or counter these potential events and their impacts on a Fund's share price.

Options on Securities

     Although it has no present intention of doing so, each Fund reserves the right to engage in certain purchases and sales of options on securities. A Fund may write (i.e., sell) call options ("calls") on equity securities if the calls are "covered" throughout the life of the option. A call is "covered" if a Fund owns the optioned securities. When a Fund writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, a Fund will forgo any gain from an increase in the market price of the underlying security over the exercise price.

     Each Fund may purchase a call on securities to effect a "closing purchase transaction" which is the purchase of a call covering the same underlying security and having the same exercise price and expiration date as a call previously written by a Fund on which it wishes to terminate its obligation. If a Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call previously written by the Fund expires (or until the call is exercised and the Fund delivers the underlying security).

     Each Fund also may write and purchase put options ("puts"). When a Fund writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the Fund at the exercise price at any time during the option period. When a Fund purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. If any put is not exercised or sold, it will become worthless on its expiration date. When a Fund writes a put, it will maintain at all times during the option period, in a segregated account, liquid assets equal in value to the exercise price of the put.

     A Fund's option positions may be closed out only on an exchange which provides a secondary market for options of the same series, but there can be no assurance that a liquid secondary market will exist at a given time for any particular option.

     The Funds' custodian, or a securities depository acting for them, generally acts as escrow agent as to the securities on which the Funds have written puts or calls, or as to other securities acceptable for such escrow so that no margin deposit is required of the Funds. Until the underlying securities are released from escrow, they cannot be sold by the Funds.

     In the event of a shortage of the underlying securities deliverable on exercise of an option, the Options Clearing Corporation has the authority to permit other, generally comparable securities to be delivered in fulfillment of option exercise obligations. If the Options Clearing Corporation exercises its discretionary authority to allow such other securities to be delivered, it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the Options Clearing Corporation may impose special exercise settlement procedures.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

Short-Term Investments

     Each Fund may invest in any of the following securities and instruments:

     U. S. Government Securities. U.S. Government securities in which a Fund may invest include direct obligations issued by the U.S. Treasury, such as Treasury bills, certificates of indebtedness, notes and bonds. U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Federal National Mortgage Association, Federal Home Loan Banks, Government National Mortgage Association, International Bank for Reconstruction and Development and Student Loan Marketing Association.

     All Treasury securities are backed by the full faith and credit of the United States. Obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some, such as the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by the Federal National Mortgage Association, are supported only by the credit of the instrumentality and not by the Treasury. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment.

     Among the U.S. Government securities that may be purchased by a Fund are "mortgage-backed securities" of the Government National Mortgage Association ("Ginnie Mae"), the Federal Home Loan Mortgage Association ("Freddie Mac") and the Federal National Mortgage Association ("Fannie Mae"). These mortgage-backed securities include "pass-through" securities and "participation certificates," both of which represent pools of mortgages that are assembled, with interests sold in the pool. Payments of principal (including prepayments) and interest by individual mortgagors are "passed through" to the holders of interests in the pool; thus each payment to holders may contain varying amounts of principal and interest. Prepayments of the mortgages underlying these securities may result in a Fund's inability to reinvest the principal at comparable yields. Mortgage-backed securities also include "collateralized mortgage obligations," which are similar to conventional bonds in that they have fixed maturities and interest rates and are secured by groups of individual mortgages. Timely payment of principal and interest on Ginnie Mae pass-through is guaranteed by the full faith and credit of the United States. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. Government, but their obligations are not backed by the full faith and credit of the United States.

     Certificates of Deposit, Bankers' Acceptances and Time Deposits. Each Fund may hold certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by a Fund will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions which, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

     In addition to buying certificates of deposit and bankers' acceptances, each Fund also may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

     Commercial Paper and Short-Term Notes. Each Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

     Commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher by Standard & Poor's Ratings Group, "Prime-1" or "Prime-2" by Moody's Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality. These rating symbols are described in the Appendix.

                             INVESTMENT RESTRICTIONS

     The following policies and investment restrictions have been adopted by the Funds and (unless otherwise noted) are fundamental and cannot be changed without the affirmative vote of a majority of that Fund's outstanding voting securities as defined in the 1940 Act.

     The Discovery Fund may not:

     1. Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) through the lending of its portfolio securities as described above and in its Prospectus, or
(c) to the extent the entry into a repurchase agreement is deemed to be a loan.

     2. (a) Borrow money, except as stated in the Prospectus and this SAI. Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings.

        (b)  Mortgage,   pledge  or  hypothecate  any of its  assets  except in
     connection with any such borrowings.

     3. Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.)

     4. Purchase or sell real estate, commodities or commodity contracts. (As a matter of operating policy, the Board of Trustees may authorize the Fund to engage in certain activities regarding futures contracts for bona fide hedging purposes; any such authorization will be accompanied by appropriate notification to shareholders.)

     5. Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry. (Does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.)

     6. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into options, futures or repurchase transactions.

     The Fund observes the following policies, which are not deemed fundamental and which may be changed without shareholder vote. The Fund may not:

     1. Invest in any issuer for purposes of exercising control or management.

     2. Invest in securities of other investment companies except as permitted under the 1940 Act.

     3. Invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities which are not readily marketable and repurchase agreements with more than seven days to maturity.

     4. With respect to fundamental investment restriction 2(a) above, the Fund will not purchase portfolio securities while outstanding borrowings exceed 5% of its assets.

     The Opportunity Fund may not:

     1. Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) through the lending of its portfolio securities as described above and in its Prospectus, or
(c) to the extent the entry into a repurchase agreement is deemed to be a loan.

     2. (a) Borrow money, except as stated in the Prospectus and this Statement of Additional Information. Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings.

        (b)  Mortgage,  pledge  or   hypothecate   any of its  assets  except in
     connection with any such borrowings.

     3. Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.)

     4. Buy or sell interests in oil, gas or mineral exploration or development programs or related leases or real estate. (Does not preclude investments in marketable securities of issuers engaged in such activities.)

     5. Purchase or sell real estate, commodities or commodity contracts. (As a matter of operating policy, the Board of Trustees may authorize the Fund to engage in certain activities regarding futures contracts for bona fide hedging purposes; any such authorization will be accompanied by appropriate notification to shareholders.)

     6. Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry. (Does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.)

     7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into options, futures or repurchase transactions.

     8. Invest in any issuer for purposes of exercising control or management.

     The Fund observes the following policies, which are not deemed fundamental and which may be changed without shareholder vote. The Fund may not:

     1. Invest in securities of other investment companies except as permitted under the 1940 Act.

     2. Invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities which are not readily marketable and repurchase agreements with more than seven days to maturity.

     3. With respect to fundamental investment restriction 2(a) above, the Fund will not purchase portfolio securities while outstanding borrowings exceed 5% of its assets.

     Except with respect to borrowing and illiquid securities, if a percentage restriction described in the Funds' Prospectuses or this SAI is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction.

                        DISTRIBUTIONS AND TAX INFORMATION

Distributions

     Dividends from net investment income and distributions from net profits from the sale of securities are generally made annually, as described in the Prospectus. Also, the Funds typically distribute any undistributed net investment income on or about December 31 of each year. Any net capital gains realized through the period ended October 31 of each year will also be distributed by December 31 of each year.

     Each distribution by a Fund is accompanied by a brief explanation of the form and character of the distribution. In January of each year each Fund will issue to each shareholder a statement of the federal income tax status of all distributions.

Tax Information

     Each series of the Trust is treated as a separate entity for federal income tax purposes. Each Fund intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), provided it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing of distributions. Each Fund's policy is to distribute to its shareholders all of its investment company taxable income and any net realized long-term capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes. To comply with the requirements, each Fund must also distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98% of the excess of its realized capital gains over its realized capital losses for the 12-month period ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax.

     Each Fund's ordinary income generally consists of interest, dividend income and income from short sales, less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carryforward of a Fund.

     Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income. In the case of corporate shareholders, a portion of the distributions may qualify for the intercorporate dividends-received deduction to the extent a Fund designates the amount distributed as a qualifying dividend. The aggregate amount so designated cannot, however, exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year. In view of each Fund's investment policy, it is expected that dividends from domestic corporations will be part of a Fund's gross income and that, accordingly, part of the distributions by the Fund may be eligible for the dividends-received deduction for corporate shareholders. However, the portion of each Fund's gross income attributable to qualifying dividends is largely dependent on that Fund's investment activities for a particular year, and therefore cannot be predicted with any certainty. The deduction may be reduced or eliminated if Fund shares held by a corporate investor are treated as debt-financed or are held for less than 46 days during the 90-day period that begins 45 days before the stock becomes ex-dividend with respect to the dividend.

     Any long-term or mid-term capital gain distributions are taxable to shareholders as long-term or mid-term capital gains, respectively, regardless of the length of time shares have been held. Capital gains distributions are not eligible for the dividends-received deduction referred to in the previous paragraph. Distributions of any net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31. Distributions are includable in alternative minimum taxable income in computing a shareholder's liability for the alternative minimum tax.

     A redemption or exchange of Fund shares may result in recognition of a taxable gain or loss. In determining gain or loss from an exchange of Fund shares for shares of another mutual fund, the sales charge incurred in purchasing the shares that are surrendered will be excluded from their tax basis to the extent that a sales charge that would otherwise be imposed in the purchase of the shares received in the exchange is reduced. Any portion of a sales charge excluded from the basis of the shares surrendered will be added to the basis of the shares received. Any loss realized upon a redemption or exchange may be disallowed under certain wash sale rules to the extent shares of the same Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption or exchange.

     Under the Code, each Fund will be required to report to the Internal Revenue Service ("IRS") all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of exempt shareholders, which includes most corporations. Pursuant to the backup withholding provisions of the Internal Revenue Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Funds with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the Funds with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. Each Fund reserves the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.

     Each Fund will not be subject to tax in the Commonwealth of Massachusetts as long as it qualifies as a regulated investment company for federal income tax purposes. Distributions and the transactions referred to in the preceding paragraphs may be subject to state and local income taxes, and the tax treatment thereof may differ from the federal income tax treatment. Moreover, the above discussion is not intended to be a complete discussion of all applicable federal tax consequences of an investment in a Fund. Shareholders are advised to consult with their own tax advisers concerning the application of federal, state and local taxes to an investment in a Fund.

     The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax on amounts constituting ordinary income.

     This discussion and the related discussion in the prospectus have been prepared by Fund management, and counsel to the Funds has expressed no opinion in respect thereof.

                         TRUSTEES AND EXECUTIVE OFFICERS

     The Trustees of the Trust are responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds. The Trustees, in turn, elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series. The current Trustees and officers of the Trust, their dates of birth and positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships held are set forth in the table below. Unless noted otherwise, each person has held the position listed for a minimum of five years.

----------------------- ------------ --------------------- ------------------------------------------- ---------------

                         Position     Term of Office and                                                   Other
       Name, Address       with         Length of Time       Principal Occupation During Past Five     Directorships
          and Age        the Trust          Served                           Years                          Held
----------------------- ------------ --------------------- ------------------------------------------- ---------------
                                       Independent Trustees of the Trust
----------------------------------------------------------------------------------------------------------------------
Dorothy A. Berry*       Chairman     Indefinite Term       Consultant, Talon Industries                None.
  (born 1943)           and Trustee  since May 1991.       (administrative, management and business
2020 E. Financial Way                                      consulting); formerly Chief Operating
Suite 100                                                  Officer, Integrated Asset Management
Glendora, CA 91741                                         (investment advisor and manager) and
                                                           formerly President, Value Line, Inc.
                                                           (investment advisory and financial
                                                           publishing firm).
----------------------- ------------ --------------------- ------------------------------------------- ---------------
Wallace L. Cook*        Trustee      Indefinite Term       Retired.  Formerly Senior Vice President,   None.
  (born 1939)                        since May 1991.       Rockefeller Trust Co.; Financial
2020 E. Financial Way                                      Counselor, Rockefeller & Co.
Suite 100
Glendora, CA 91741
----------------------- ------------ --------------------- ------------------------------------------- ---------------
Carl A. Froebel*        Trustee      Indefinite Term       Private Investor.  Formerly Managing        None.
  (born 1938)                        since May 1991.       Director, Premier Solutions, Ltd.
2020 E. Financial Way                                      Formerly President and Founder, National
Suite 100                                                  Investor Data Services, Inc. (investment
Glendora, CA 91741                                         related computer software).
----------------------- ------------ --------------------- ------------------------------------------- ---------------
Rowley W.P. Redington*  Trustee      Indefinite Term       President; Intertech Computer Service       None.
  (born 1944)                        since May 1991.       Corp. (computer services and consulting).
2020 E. Financial Way
Suite 100
Glendora, CA 91741
----------------------- ------------ --------------------- ------------------------------------------- ---------------
Ashley T. Rabun*        Trustee      Indefinite Term       Founder and Chief Executive Officer,        Trustee,
  (born 1952)                        since May 2002.       InvestorReach, Inc. (financial services     E*TRADE Funds.
2020 E. Financial Way                                      marketing and distribution consulting).
Suite 100
Glendora, CA 91741
----------------------- ------------ --------------------- ------------------------------------------- ---------------
                                        Interested Trustee of the Trust
----------------------- ------------ --------------------- ------------------------------------------- ---------------
Steven J. Paggioli**    Trustee      Indefinite Term       Consultant, U.S. Bancorp Fund Services,     Trustee,
  (born 1950)                        since May 1991.       LLC since July 2001; formerly, Executive    Managers
2020 E. Financial Way                                      Vice President, Investment Company          Funds.
Suite 100                                                  Administration, LLC ("ICA") (mutual fund
Glendora, CA 91741                                         administrator and the Fund's former
                                                           administrator).
----------------------- ------------ --------------------- ------------------------------------------- ---------------
                                             Officers of the Trust
----------------------- ------------ --------------------- ------------------------------------------- ---------------
Robert M. Slotky        President    Indefinite Term       Vice President, U.S. Bancorp Fund           Not
(born 1947)                          since August 2002.    Services, LLC since July 2001; formerly,    Applicable.
2020 E. Financial Way                                      Senior Vice President, ICA (May 1997-July
Suite 100                                                  2001).
Glendora, CA 91741
----------------------- ------------ --------------------- ------------------------------------------- ---------------
Eric W. Falkeis         Treasurer    Indefinite Term       Vice President, U.S. Bancorp Fund           Not
  (born 1973)                        since August 2002.    Services, LLC since 1997; Chief Financial   Applicable.
615 East Michigan St.                                      Officer, Quasar Distributors, LLC since
Milwaukee, WI 53202                                        2000.
----------------------- ------------ --------------------- ------------------------------------------- ---------------
Chad E. Fickett         Secretary    Indefinite Term       Compliance Administrator, U.S. Bancorp      Not
  (born 1973)                        since March 2002.     Fund Services, LLC since July 2000.         Applicable
615 East Michigan St.
Milwaukee, WI 53202
----------------------- ------------ --------------------- ------------------------------------------- ---------------



*Denotes those Trustees of the Trust who are not "interested persons" of the of the Trust as defined in the 1940 Act.

**Denotes Trustee who is an "interested person" of the Trust under the 1940 Act. Mr. Paggioli is an interested person of the Trust by virtue of his prior relationship with U.S. Bancorp Fund Services, LLC, the Funds' administrator.

Compensation

     Set forth below is the rate of compensation received by the Trustees. Each Disinterested Trustee receives an annual retainer of $10,000 and a fee of $2,500 for each regularly scheduled meeting. These Trustees also receive a fee of $1,000 for any special meeting attended. The Chairman of the Board of Trustees receives an additional annual retainer of $5,000. Disinterested trustees are also reimbursed for expenses in connection with each Board meeting attended. This amount is allocated among each of the Trust's portfolios. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.

                                   Aggregate          Pension or Retirement                         Total Compensation
                                 Compensation        Benefits Accrued as Part   Estimated Annual    from Trust(2) Paid
     Name of Person/Position     From the Trust (1) of Fund Expenses Retirement   Benefits Upon        to Trustees
------------------------------- ------------------ -------------------------- ------------------ --------------------
Dorothy A. Berry, Trustee          $25,000                   None                   None               $25,000
------------------------------- ------------------ -------------------------- ------------------ --------------------
Wallace L. Cook, Trustee           $20,000                   None                   None               $20,000
------------------------------- ------------------ -------------------------- ------------------ --------------------
Carl A. Froebel, Trustee           $20,000                   None                   None               $20,000
------------------------------- ------------------ -------------------------- ------------------ --------------------
Rowley W.P. Redington, Trustee     $20,000                   None                   None               $20,000
------------------------------- ------------------ -------------------------- ------------------ --------------------
Ashley T. Rabun, Trustee 3         $20,000                   None                   None               $20,000
------------------------------- ------------------ -------------------------- ------------------ --------------------

----------------------------------

1 For the fiscal year ended March 31, 2002.
2 There are currently numerous portfolios comprising the Trust. For the fiscal year ended March 31, 2002, the Funds were apportioned trustees' fees and expenses in the amount of $4,521 for The Perkins Discovery Fund and $7,801 for The Perkins Opportunity Fund, respectively.
3 Newly appointed to the Board of Trustees as of May 1, 2002.

Trust Committees

     The Trust has two standing committees: The Audit Committee and the Valuation Committee.

     The Audit Committee is comprised of all of the Independent Trustees. It does not include any interested Trustees. The Audit Committee typically meets once per year with respect to the various series of the Trust. The Audit Committee met once during the Funds' last fiscal year with respect to each Fund. The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit and any matter bearing on the audit or a Fund's financial statements and to ensure the integrity of each Fund's pricing and financial reporting.

     The Trust's Board has delegated day-to-day valuation issues to a Valuation Committee that is comprised of at least one representative from the Administrator's staff who is knowledgeable about the Funds and at least one Trustee. The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available. Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee and the actions of the Valuation Committee are subsequently reviewed and ratified by the Board of Trustees. The Valuation Committee meets as needed. The Valuation Committee did not meet during the Funds' last fiscal year with respect to each Fund.

Control Persons, Principal Shareholders, and Management Ownership

     A principal shareholder is any person who owns of record or beneficially owns 5% or more of the outstanding shares of the Funds. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.

     As of June 30, 2002, no Independent Trustee of the Trust beneficially owned shares of the Funds and the Trustees and Officers of the Trust as a group did not own more than 1% of the outstanding shares of the Funds. Furthermore, neither the Independent Trustees nor members of their immediate family, own securities beneficially or of record in the Advisor, the Distributor or an affiliate of the Advisor or Distributor. Accordingly, neither the Independent Trustees nor members of their immediate family, have direct or indirect interest, the value of which exceeds $60,000, in the Advisor, the Distributor or any of their affiliates. In addition, during the most recently completed calendar year, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $60,000 and to which the Advisor, the Distributor or any affiliate thereof was a party. As of June 30, 2002, the following shareholders were considered to be either a control person or principal shareholder of the Funds:

Control Persons of the Perkins Opportunity Fund
-------------------------- ------------------------- --------------------------

Name and Address                 % Ownership             Type of Ownership
-------------------------- ------------------------- --------------------------
Charles Schwab & Co.                8.70%                     Record
San Francisco, CA 94104
-------------------------- ------------------------- --------------------------

                          THE FUNDS' INVESTMENT ADVISOR

     As stated in the Prospectus, investment advisory services are provided to the Funds by Perkins Capital Management, Inc., the Advisor, pursuant to Investment Advisory Agreements (the "Advisory Agreements"). The Advisor is controlled by Richard W. Perkins, Richard C. Perkins and Daniel S. Perkins.

     After its initial term, each Advisory Agreement continues in effect for successive annual periods so long as such continuation is approved at least annually by the vote of (1) the Board of Trustees of the Trust (or a majority of the outstanding shares of the applicable Fund to which the Advisory Agreement applies), and (2) a majority of the Trustees who are not interested persons of any party to the Advisory Agreement, in each case cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement may be terminated at any time, without penalty, by either party to the Advisory Agreement upon sixty days' written notice and is automatically terminated in the event of its "assignment," as defined in the 1940 Act.

     In renewing the Advisory Agreement on behalf of the Funds, at a meeting of the Board of Trustees in May 2002, the Board of Trustees, including the Independent Trustees, took into consideration, among other things: (a) the nature and quality of the services provided by the Advisor to each Fund; (b) the appropriateness of the fees paid by each Fund to the Advisor; (c) the level of Fund expenses; (d) the reasonableness of the potential profitability of each
Advisory Agreement to the Advisor; and (e) the nature of each Fund's investments. Specifically, in fulfilling the requirements outlined in Section 15(c) of the 1940 Act, the Board of Trustees noted, among other things, that the advisory fees to be paid by each Fund and the proposed expenses of each Fund were reasonable and generally consistent in relation to the relevant peer groups and that the Adviser's brokerage practices were reasonably efficient.

     The use of the name "Perkins" by the Funds is pursuant to a license granted by the Advisor, and in the event the Advisory Agreements with the Funds are terminated, the Advisor has reserved the right to require the Funds to remove any references to the name "Perkins."

     For the fiscal years ended March 31, 2002, 2001, and 2000, the Advisor received fees of $282,951, $336,262, and $364,621, respectively, from the Opportunity Fund.

     For the fiscal year ended March 31, 2002, the Discovery Fund accrued $22,454 in advisory fees, all of which were waived by the Advisor. For the same period, the Advisor reimbursed the Discovery Fund an additional $90,771 in expenses. For the fiscal year ended March 31, 2001, the Discovery Fund accrued $13,387 in advisory fees, all of which were waived by the Advisor. For the same period, the Advisor reimbursed the Discovery Fund an additional $98,169 in expenses. For the fiscal year ended March 31, 2000, the Discovery Fund accrued $11,147 in advisory fees, all of which were waived by the Advisor. For the same period, the Advisor reimbursed the Discovery Fund an additional $97,698 in expenses.

     The Funds are responsible for their own operating expenses. The Advisor, however, has contractually agreed to reduce fees payable by The Perkins Discovery Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses (excluding interest and tax expenses) to the limit set forth in the "Fees and Expenses" Table (the "expense cap") of the Prospectus. Any such reductions made by the Advisor in its fees or payment of expenses which are The Perkins Discovery Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.

     Under the expense limitation agreement, the Advisor may recoup reimbursements made in any fiscal year in any subsequent fiscal year over the following three fiscal years. Before the Advisor may receive any such reimbursement, the Trustees must review and approve it and any such reimbursement may not be paid prior to The Perkins Discovery Fund's payment of current ordinary Fund expenses. The Trustees may terminate this expense reimbursement arrangement at any time.

                                SERVICE PROVIDERS

Administrator, Transfer Agent, Fund Accountant

     U.S. Bancorp Fund Services, LLC ("USBFS"), 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the "Administrator"), provides administrative services to the Funds pursuant to an Administration Agreement. The
Administration Agreement provides that the Administrator will prepare and coordinate reports and other materials supplied to the Trustees; prepare and/or supervise the preparation and filing of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, shareholder reports and other regulatory reports or filings required of the Funds; prepare all required filings necessary to maintain the Funds' qualification and/or registration to sell shares in all states where the Funds currently do, or intend to do business; coordinate the preparation, printing and mailing of all materials (e.g., Annual Reports) required to be sent to shareholders; coordinate the preparation and payment of Fund related expenses; monitor and oversee the activities of the Funds'
servicing agents (i.e., transfer agent, custodian, fund accountants, etc.); review and adjust as necessary the Funds' daily expense accruals; and perform such additional services as may be agreed upon by the Funds and the Administrator. U.S. Bancorp Fund Services, LLC also serves as fund accountant, transfer agent and dividend disbursing agent under separate agreements.

     For  the  fiscal  years  ending  March  31,  2002,   2001,  and  2000,  the
Administrator received fees of $70,738, $87,266, and $60,910, respectively, from the Opportunity Fund.

     For the fiscal years ended March 31, 2002, 2001 and 2000 the Administrator received fees of $30,000, $30,000, and $30,000, respectively, from the Discovery Fund.

Custodian

     U.S. Bank, National Association, 425 Walnut Street, Cincinnati, Ohio 45202, is custodian for the securities and cash of the Funds. Under the Custodian Agreement, U.S. Bank, National Association holds each Fund's portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties.

Independent Auditors and Legal Counsel

     Tait, Weller & Baker, 8 Penn Center Plaza, Philadelphia, PA 19103, are the independent auditors for the Funds whose services include auditing the Funds' financial statements and the performance of related tax services.

     Paul, Hastings, Janofsky & Walker LLP, 55 Second Street, 24th Floor, San Francisco, California 94105-3441 is counsel to the Fund and provides counsel on legal matters relating to the Fund.

                      PRINCIPAL UNDERWRITER AND DISTRIBUTOR

     Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the "Distributor"), serves as distributor for the Funds. T.O. Richardson Securities, Inc., Two Bridgewater Road, Farmington, CT 06032, serves as principal underwriter for shares of the Funds. Pursuant to a distribution agreement between each Fund and the Distributor, the Distributor provides certain administration services and promotes and arranges for the sale of Fund shares. T.O. Richardson Securities, Inc. and the Distributor are each registered as a broker-dealer under the Securities Exchange Act of 1934 and are each a member of the National Association of Securities Dealers, Inc. ("NASD").

     The Principal Underwriter Agreement and the Distribution Agreement continue in effect for periods not exceeding one year if approved at least annually by
(i) the Board of Trustees or the vote of a majority of the outstanding shares of the applicable Fund (as defined in the 1940 Act) and (ii) a majority of the Trustees who are not interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on such approval. The agreements may be terminated without penalty by the parties thereto upon sixty days' written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

Distribution Plan

     Each Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act. The Plan for the Opportunity Fund provides that the Fund will pay a fee to the Distributor at an annual rate of up to 0.25% of its average daily net assets. The fee is paid to the Distributor as reimbursement for, or in anticipation of, expenses incurred for distribution related activity. The Plan for the Discovery Fund provides that the Fund will pay a fee to the Distributor at an annual rate of 0.25% of its average daily net assets. The fee is paid to the Distributor as compensation for distribution related activities, not reimbursement for specific expenses incurred.

     Under the Plan, the Trustees will be furnished quarterly with information detailing the amount of expenses paid under the Plan and the purposes for which payments were made. The Plan may be terminated at any time by vote of a majority of the Trustees of the Trust who are not interested persons. Continuation of the Plan is considered by such Trustees no less frequently than annually. With the exception of the Distributor and the Advisor, in their capacities as the Funds' principal underwriter and distribution coordinator, respectively, no interested person has or had a direct or indirect financial interest in the Plan or any related agreement.

     While there is no assurance that the expenditures of Fund assets to finance distribution to of shares will have the anticipated results, the Board believes there is a reasonable likelihood that one or more of such benefits will result, and because the Board is in a position to monitor the distribution expenses, it is able to determine the benefit of such expenditures in deciding whether to continue the Plan.

     For the fiscal year ended March 31, 2002, the Opportunity Fund paid fees of $70,738 under its Plan, of which $16,184 was paid out as compensation to dealers, $9,632 was for reimbursement of printing, postage and office expenses, $7,697 was for compensation to sales personnel, $7,205 was for reimbursement of advertising and marketing materials expenses, $17,372 for distribution coordinating expenses and $12,649 was for miscellaneous other office expenses.

     For the fiscal year ended March 31, 2002, the Discovery Fund paid fees of $5,614 under its Plan, of which $493 was paid out as compensation to dealers, $336 was for reimbursement of printing, postage and office expenses, $3,594 was for compensation to sales personnel, $230 was for reimbursement of advertising and marketing materials expenses, $424 for distribution coordinating expenses and $534 was for miscellaneous other office expenses.

     Prior to July 30, 2001, each Fund also had a Shareholder Service Plan pursuant to which payments or reimbursements of payments could be made to selected brokers, dealers or administrators that had entered into agreements for services provided to shareholders of the Funds.

     For the fiscal year ended March 31, 2002, fees of $20,262 were paid pursuant to the Opportunity Fund's Shareholder Service Plan. For the fiscal year ended March 31, 2002, fees of $839 were paid pursuant to the Discovery Fund's Shareholder Service Plan.

                       EXECUTION OF PORTFOLIO TRANSACTIONS

     Pursuant to the Advisory Agreements, the Advisor determines which securities are to be purchased and sold by the Funds and selects the broker-dealers to execute the Funds' portfolio transactions. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a "market-maker" unless, in the opinion of the Advisor, a better price and execution can otherwise be obtained by using a broker for the transaction.

     Purchases of portfolio securities for the Funds also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which the Funds will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principal for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

     In placing portfolio transactions, the Advisor will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers that furnish or supply trading services, research products and statistical information to the Advisor that the Advisor may lawfully and appropriately use in its investment advisory capacities, as well as provide other services in addition to execution services. The Advisor considers such services, products and information, which are in addition to and not in lieu of the services required to be performed by it under its Agreements with the Funds, to be useful in varying degrees, but not necessarily capable of definite valuation.

     The Advisor may select a broker-dealer that furnishes such services, products and information even if the specific services are not directly useful to the Funds and may be useful to the Advisor in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Funds may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Advisor's overall responsibilities to the Funds. Products, services and informational items may be provided directly to the Advisor by the broker or may be provided by third parties but paid for directly or indirectly by the broker.

     In some cases, brokers will pay for all of or a portion of products that can be or are used for both trading and research and administrative (i.e., non-trading/non-research) purposes. Typical of these types of products and services are computer hardware systems, computer software, employee education, communication equipment, special communication lines, news services and other products and services which provide appropriate assistance to the Advisor in the performance of its investment decision-making, but could also be used for administrative purposes. In these cases, the Advisor allocates the research portion payable by the broker based on usage. For instance, the Advisor believes that its computer systems and software serve an important research and account management function; however, its computer system is also used for administrative purposes. On an ongoing basis, the Advisor allocates the administrative portion of the expenses to be paid directly the Advisor and the research portion to be paid by brokers who execute security transaction for the Advisor. Since this allocation of cost between research and non-research functions is determined solely by the Advisor, a conflict of interest may exist in its calculation.

     Investment decisions for the Funds are made independently from those of other client accounts or mutual funds managed or advised by the Advisor.
Nevertheless, it is possible that at times identical securities will be acceptable for both a Fund and one or more of such client accounts or mutual funds. In such event, the position of a Fund and such client account(s) or mutual funds in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts or mutual funds seeks to acquire the same security as a Fund at the same time, a Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, a Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts or mutual funds simultaneously purchases or sells the same security that a Fund is purchasing or selling, each day's transactions in such security will be allocated between that Fund and all such client accounts or mutual funds in a manner deemed equitable by the Advisor, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as a Fund is concerned. In other cases, however, it is believed that the ability of a Fund to participate in volume transactions may produce better executions for that Fund.

     The Funds do not effect securities transactions through brokers solely for selling shares of the Funds, although the Funds may consider the sale of shares as a factor in allocating brokerage. However, broker-dealers who execute brokerage transactions may effect purchase of shares of the Funds for their customers. The Funds do not use the Distributor to execute their portfolio transactions.

     For the fiscal year ended March 31, 2002, the Opportunity Fund paid $47,034 in brokerage commissions with respect to portfolio transactions. Of such amount, $41,734 was paid to firms for research, statistical or other services provided to the Advisor. For the fiscal year ended March 31, 2001, the Opportunity Fund paid $73,421 in brokerage commissions with respect to portfolio transactions. Of such amount, $66,039 was paid to firms for research, statistical or other services provided to the Advisor. For the fiscal year ended March 31, 2000, the Opportunity Fund paid $56,756 in brokerage commissions with respect to portfolio transactions. Of such amount, $37,789 was paid to firms for research, statistical or other services provided to the Advisor.

     For the fiscal year ended March 31, 2002, the Discovery Fund paid $37,713 in brokerage commission with respect to portfolio transactions. Of such amount, $30,606 was paid to firms for research, statistical or other services provided to the Advisor. For the fiscal year ended March 31, 2001, the Discovery Fund paid $6,841 in brokerage commissions with respect to portfolio transactions. Of such amount, $6,253 was paid to firms for research, statistical or other services provided to the Advisor. For the fiscal year ended March 31, 2000, the Discovery Fund paid $26,237 in brokerage commissions with respect to portfolio transactions. Of such amount, $22,826 was paid to firms for research, statistical or other services provided to the Advisor.

                               PORTFOLIO TURNOVER

     Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. See "Execution of Portfolio Transactions." Opportunity Fund's portfolio turnover rate for the fiscal years ended March 31, 2002 and 2001was 23.70% and 30.08%, respectively. Discovery Fund's portfolio turnover rate for the fiscal years ended March 31, 2002 and 2001 was 49.92% and 73.76%, respectively.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     The information provided below supplements the information contained in the Funds' Prospectus regarding the purchase and redemption of Fund shares.

How to Buy Shares

     You may purchase shares of a Fund from selected securities brokers, dealers or financial intermediaries. Investors should contact these agents directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged by those agents. Purchase orders through securities brokers, dealers and other financial intermediaries are effected at the next-determined net asset value after receipt of the order by such agent before the Portfolio's daily cutoff time. Orders received after that time will be purchased at the next-determined net asset value.

     As discussed in the Prospectus, the Funds provide an Automatic Investment Plan for the convenience of investors who wish to purchase shares of the Funds on a regular basis. All record keeping and custodial costs of the Automatic Investment Plan are paid by the Funds. The market value of the Funds' shares is subject to fluctuation, so before undertaking any plan for systematic investment, the investor should keep in mind that this plan does not assure a profit nor protect against depreciation in declining markets.

     The public offering price of Fund shares is the net asset value. Each Fund receives the net asset value. Shares are purchased at the public offering price next determined after the Transfer Agent receives your order in proper form as discussed in the Funds' Prospectus. In most cases, in order to receive that day's public offering price, the Transfer Agent must receive your order in proper form before the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m., Eastern time. If you buy shares through your investment representative, the representative must receive your order before the close of regular trading on the NYSE and forwarded promptly to the Transfer Agent to receive that day's public offering price.

     The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

     The Trust reserves the right in its sole discretion (i) to suspend the continued offering of the Funds' shares, (ii) to reject purchase orders in whole or in part when in the judgment of the Advisor or Distributor such rejection is in the best interest of a Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of a Fund's shares.

How to Sell Shares

     You can sell your Fund shares any day the NYSE is open for regular trading, either directly to a Fund or through your investment representative.

Selling shares through your investment representative

     Your investment representative must receive your request before the close of regular trading on the NYSE to receive that day's net asset value. Your investment representative will be responsible for furnishing all necessary documentation to the Transfer Agent, and may charge you for its services.

Delivery of redemption proceeds

     Payments to shareholders for shares of a Fund redeemed directly from the Fund will be made as promptly as possible but no later than seven days after receipt by the Fund's Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that a Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of Fund shareholders. Under unusual circumstances, a Fund may suspend redemptions, or postpone payment for more than seven days, but only as authorized by SEC rules.

     At various times, a Fund may be requested to redeem shares for which it has not yet received confirmation of good payment; in this circumstance, the Fund may delay the redemption until payment for the purchase of such shares has been collected and confirmed to the Fund.

     The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the Fund's portfolio securities at the time of redemption or repurchase.

Telephone redemptions

     Shareholders must have selected telephone transaction privileges on the Account Application when opening a Fund account. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, the Funds or their agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest Account Application or other written request for services, including purchasing, exchanging or redeeming shares of a Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest Account Application or as otherwise properly specified to a Fund in writing.

     The Transfer Agent will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, the Funds may be liable for any losses due to unauthorized or fraudulent instructions. An investor agrees, however, that if such procedures are used, neither the Funds nor their agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request.

     During periods of unusual market changes and shareholder activity, you may experience delays in contacting the Transfer Agent by telephone. In this event, you may wish to submit a written redemption request, as described in the Prospectus, or contact your investment representative. The Telephone Redemption Privilege is not available if you were issued certificates for shares that remain outstanding. The Telephone Redemption Privilege may be modified or terminated without notice.

Redemptions-in-kind

     The Trust has filed an election under SEC Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (in excess of the lesser of (i) $250,000 or (ii) 1% of a Fund's assets). Each Fund has reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by a distribution in kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder receives a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

Automatic Investment Plan

     As discussed in the Prospectus, the Funds provide an Automatic Investment Plan for the convenience of investors who wish to purchase shares of the Funds on a regular basis. All record keeping and custodial costs of the Automatic Investment Plan are paid by the Funds. The market value of the Funds' shares is subject to fluctuation, so before undertaking any plan for systematic investment, the investor should keep in mind that this plan does not assure a profit nor protect against depreciation in declining markets.

                          DETERMINATION OF SHARE PRICE

     As noted in the Prospectus, the net asset value and offering price of shares of the Funds will be determined once daily as of the close of public trading on the NYSE (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for trading. It is expected that the NYSE will be closed on Saturdays and Sundays and on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Funds do not expect to determine the net asset value of their shares on any day when the NYSE is not open for trading even if there is sufficient trading in their portfolio securities on such days to materially affect the net asset value per share. However, the net asset value of Fund shares may be determined on days the NYSE is closed or at times other than 4:00 p.m. if the NYSE closes at a different time or the Board of Trustees decides it is necessary.

     In valuing each Fund's assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange or on Nasdaq are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such exchange or on Nasdaq on such day, the security is valued at the closing bid price on such day. Readily marketable securities traded only in the over-the-counter market and not on Nasdaq are valued at the current or last bid price. If no bid is quoted on such day, the security is valued by such method as the Board of Trustees of the Trust shall determine in good faith to reflect the security's fair value. All other assets of each Fund are valued in such manner as the Board of Trustees in good faith deems appropriate to reflect their fair value.

     The net asset value per share of each Fund is calculated as follows: all liabilities incurred or accrued are deducted from the valuation of total assets which includes accrued but undistributed income; the resulting net assets are divided by the number of shares of that Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share. An example of how the Funds calculated its net asset value per share as of March 31, 2002 is as follows:

         Perkins Discovery Fund:

                            Net Assets
                 ---------------------------------  =  Net Asset Value Per Share
                        Shares Outstanding

                            $6,948,876
                 ---------------------------------  =                 $18.61
                             373,423

         Perkins Opportunity Fund:

                            Net Assets
                 ---------------------------------  =  Net Asset Value Per Share
                        Shares Outstanding

                           $26,068,477
                 ---------------------------------  =                 $16.88
                            1,544,038

                             PERFORMANCE INFORMATION

     From time to time, the Funds may state its total return in advertisements and investor communications. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return will be accompanied by information on the Funds' average annual compounded rate of return over the most recent four calendar quarters and the period from the Fund's inception of operations. The Funds may also advertise aggregate and average total return information over different periods of time.

     Each Fund's total return may be compared to relevant indices, including Standard & Poor's 500 Composite Stock Index and indices published by Lipper Analytical Services, Inc. From time to time, evaluations of a Fund's performance by independent sources may also be used in advertisements and in information furnished to present or prospective investors in the Funds.

     Investors should note that the investment results of the Funds will fluctuate over time, and any presentation of a Fund's total return for any period should not be considered as a representation of what an investment may earn or what an investor's total return may be in any future period.

Average Annual Total Return

     Average annual total return quotations used in each Fund's advertising and promotional materials are calculated according to the following formula:

                                  P(1+T)n = ERV

where "P" equals a hypothetical initial payment of $1,000; "T" equals average annual total return; "n" equals the number of years; and "ERV" equals the ending redeemable value at the end of the period of a hypothetical $1000 payment made at the beginning of the period.

     Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or "T" in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

     The average annual total return computed at the public offering price (net asset value) for the Opportunity Fund for the fiscal year ended March 31, 2002 was as follows:

    One Year                 Five Years                   Since Inception
     -2.60%                    6.05%                           11.97%

     Please note that certain fees and expenses of the Opportunity Fund have been waived or reimbursed from inception through March 31, 2002. Accordingly, return figures are higher than they would have been had such fees and expenses not been waived or reimbursed.


     The average annual total return computed at the public offering price (net asset value) for the Discovery Fund for the fiscal year ended March 31, 2002 was as follows:

              One Year                                 Since Inception
               28.44%                                      22.90%

     Please note that certain fees and expenses of the Discovery Fund have been waived or reimbursed from inception through March 31, 2002. Accordingly, return figures are higher than they would have been had such fees and expenses not been waived or reimbursed.

Average Annual Total Return (after Taxes on Distributions)

     Each Fund's quotations of average annual total return (after taxes on distributions) are calculated according to the following formula:

                                P(1 + T)n = ATVD

where "P" equals a hypothetical initial payment of $1000; "T" equals average annual total return; "n" equals the number of years; and "ATVD" equals the ending redeemable value at the end of the period of a hypothetical $1000 payment made at the beginning of the period after taxes on distributions, not after taxes on redemption. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATVD will be adjusted to reflect the effect of any absorption of Fund expenses by the Advisor.

     The average annual total return (after taxes on distributions) computed at the public offering price (net asset value) for the Opportunity Fund for the fiscal year ended March 31, 2002 was as follows:

         One Year            Five Years                   Since Inception
          -2.60%               6.05%                           11.03%

     Please note that certain fees and expenses of the Opportunity Fund have been waived or reimbursed from inception through March 31, 2002. Accordingly, return figures are higher than they would have been had such fees and expenses not been waived or reimbursed.

     The average annual total return (after taxes on distributions) computed at the public offering price (net asset value) for the Discovery Fund for the fiscal year ended March 31, 2002 was as follows:

             One Year                             Since Inception
              25.66%                                   18.16%

     Please note that certain fees and expenses of the Discovery Fund have been waived or reimbursed from inception through March 31, 2002. Accordingly, return figures are higher than they would have been had such fees and expenses not been waived or reimbursed.

Average Annual Total Return (after Taxes on Distributions and Redemptions)

     Each Fund's quotations of average annual total return (after taxes on distributions and redemption) are calculated according to the following formula:

                                P(1 + T)n = ATVDR

where "P" equals a hypothetical initial payment of $1000; "T" equals average annual total return; "n" equals the number of years; and "ATVDR" equals the ending redeemable value at the end of the period of a hypothetical $1000 payment made at the beginning of the period after taxes on distributions and redemption. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATVDR will be adjusted to reflect the effect of any absorption of Fund expenses by the Advisor.

     The  average  annual  total  return  (after  taxes  on  distributions   and
redemption) computed at the public offering price (net asset value) for the Opportunity Fund for the fiscal year ended March 31, 2002 was as follows:

   One Year         Five Years                   Since Inception
    -1.59%            4.95%                           9.67%

     Please note that certain fees and expenses of the Opportunity Fund have been waived or reimbursed from inception through March 31, 2002. Accordingly, return figures are higher than they would have been had such fees and expenses not been waived or reimbursed.

     The  average  annual  total  return  (after  taxes  on  distributions   and
redemption) computed at the public offering price (net asset value) for the Discovery Fund for the fiscal year ended March 31, 2002 was as follows:

               One Year                             Since Inception
                19.81%                                   17.37%

     Please note that certain fees and expenses of the Discovery Fund have been waived or reimbursed from inception through March 31, 2002. Accordingly, return figures are higher than they would have been had such fees and expenses not been waived or reimbursed.

     Performance data of the Funds quoted in advertising and other promotional materials represents past performance and is not intended to predict or guarantee future results. The return and principal value of an investment in a Fund will fluctuate, and an investor's redemption proceeds may be more or less than the original investment amount. In advertising and promotional materials the Funds may compare their performance with data published by Lipper Analytical Services, Inc. ("Lipper") or CDA Investment Technologies, Inc. ("CDA"). The Funds also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper or CDA. Advertising and promotional materials also may refer to discussions of the Funds and comparative mutual fund data and ratings reported in independent periodicals including, but not limited to, The Wall Street Journal, Money Magazine, Forbes, Business Week, Financial World and Barron's.

                               GENERAL INFORMATION

     The Trust was organized as a Massachusetts business trust on February 24, 1987. The Agreement and Declaration of Trust permits the Board of Trustees to issue an limited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series. The Board of Trustees may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series.

     Shares issued by the Funds have no preemptive, conversion, or subscription rights. Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Funds and to the net assets of the Funds upon liquidation or dissolution. Each Fund, as a separate series of the Trust, votes separately on matters affecting only the Fund (e.g., approval of the Advisory Agreement); all series of the Trust vote as a single class on matters affecting all series jointly or the Trust as a whole (e.g., election or removal of Trustees). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Trustees in their discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust, for the purpose of electing or removing Trustees.

     The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Agreement and Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust.

     The Agreement and Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Funds' assets for any shareholder held personally liable for obligations of the Funds or Trust. The Agreement and Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Funds or Trust and satisfy any judgment thereon. All such rights are limited to the assets of the Funds. The Agreement and Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Trust as an investment company would not likely give rise to liabilities in excess of the Trust's total assets. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Funds themselves are unable to meet their obligations.

     The Boards of the Trust, the Advisor and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of the Advisor and Distributor to invest in securities that may be purchased or held by the Funds.

                              FINANCIAL STATEMENTS

     Each Fund's annual report to shareholders for its fiscal year ended March 31, 2002 are separate documents supplied with this SAI and the financial statements, accompanying notes and reports of independent accountants appearing therein are incorporated by reference in this SAI.


                                    APPENDIX
                            COMMERCIAL PAPER RATINGS

Moody's Investors Service, Inc.

     Prime-1--Issuers (or related supporting institutions) rated "Prime-1" have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

     Prime-2--Issuers (or related supporting institutions) rated "Prime-2" have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Standard & Poor's Ratings Group

     A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

     A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".